CUSTODY AGREEMENT
Between First Investors Funds listed below and The Bank of New York Mellon (formerly, The
Bank of New York) dated as of May 12, 2005

EXHIBIT A

(Effective as or March 10, 2016)

First Investors Income funds
First Investors Balanced Income Fund
First Investors Cash Management Fund
First Investors floating Rate Fund
First Investors Fund For Income
First Investors Government Fund
First Investors International Opportunities Bond Fund
First Investors Investment Grade Fund
First Investors Limited Duration High Quality Bond Fund
First Investors Strategic Income Fund

First Investors Equity Funds
First Investors Covered Call Strategy Fund
First Investors Equity Income Fund
First Investors Global Fund
First Investors Growth & Income Fund
First Investors International Fund
First Investors Opportunity Fund
First Investors Real Estate Fund
First Investors Select Growth Fund
First Investors Special Situations Fund
First Investors Total Return Fund

First Investors Tax Exempt Funds
First Investors Tax Exempt Income Fund
First Investors Tax Exempt Opportunities Fund
First Investors California Tax Exempt Fund
First Investors Connecticut Tax Exempt Fund
First Investors Massachusetts Tax Exempt Fund
First Investors Michigan Tax Exempt Fund
First Investors Minnesota Tax Exempt Fund
First Investors New Jersey Tax Exempt Fund
First Investors New York Tax Exempt Fund
First Investors North Carolina Tax Exempt Fund
First Investors Ohio Tax Exempt Fund
First Investors Oregon Tax Exempt Fund
First Investors Pennsylvania Tax Exempt Fund
First Investors Virginia Tax Exempt Fund

First Investors Life Series Funds
First Investors Life Series Balanced Income Fund
First Investors Life Series Cash Management Fund
First Investors Life Series Covered Call Strategy Fund
First Investors Life Series Equity Income Fund
First Investors Life Series Fund for Income
First Investors Life Series Government Fund
First Investors Life Series Growth & Income Fund
First Investors Life Series International Fund
First Investors Life Series Investment Grade Fund
First Investors Life Series Limited Duration High Quality Bond Fund
First Investors Life Series Opportunity Fund
First Investors Life Series Real Estate Fund
First Investors Life Series Select Growth Fund
First Investors Life Series Special Situations Fund
First Investors Life Series Total Return Fund

EACH OPEN-END MANAGEMENT INVESTMENT
COMPANY OR SERIES THEREOF IDENTIFIED AS
A PARTY TO THE AGREEMENT ON THIS EXHIBIT A

By:	/s/ Joseph J. Benedek
Name:	Joseph J. Benedek
Title:	Treasurer
Date:	3-10-16

THE BANK OF NEW YORK MELLON

By:	/s/ Robert Jordan
Name:	Robert Jordan
Title:	Manager Partner
Date:	3-14-16